UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2006

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       1-6770                      25-0790410
   --------                       ------                      ----------
(State or other               (Commission File              (IRS Employer
jurisdiction of                  Number)                 Identification No.)
incorporation)


     8285 Tournament Drive Suite 150
               Memphis, Tennessee                                      38125
               ------------------                                      -----
   (Address of principal executive offices)                         (Zip Code)


    Registrant's telephone number, including area code:     (901) 753-3200
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     At the 2006 Annual Meeting of Shareholders of Mueller Industries, Inc. (the "Company") held on May 4, 2006, the Company's stockholders approved the amended and restated Mueller Industries, Inc. 2002 Stock Option Plan (the "Plan"). The amended and restated Plan was adopted by the Company's Board of Directors on February 16, 2006, subject to stockholder approval. The principal changes effected by the amendment and restatement of the Plan are (i) to increase the number of shares available for issuance under the Plan by one million, (ii) to provide that shares that are withheld in payment of the exercise price or taxes will be available for future option awards and (iii) to provide for a post-termination exercise period of twelve months in the event of the termination of an optionholder's employment on account of death or disability and forty-five days in the event of the termination of an optionholder's employment by the Company without cause. The foregoing summary is qualified in its entirety by the full text of the Plan, filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.    Description
-----------    -----------

10.1 Mueller Industries, Inc. 2002 Stock Option Plan (Amended and Restated as of February 16, 2006)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 MUELLER INDUSTRIES, INC., Registrant


                                 By:   /s/ Gary C. Wilkerson
                                       -----------------------------------------
                                 Name:   Gary C. Wilkerson
                                 Title:  Vice President, General Counsel and
                                         Secretary

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                                  EXHIBIT INDEX


Exhibit No.     Description

10.1 Mueller Industries, Inc. 2002 Stock Option Plan (Amended and Restated as of February 16, 2006)

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